Exhibit 10.1

SESI, L.L.C.
THE GUARANTORS NAMED ON SCHEDULE I HERETO
$300,000,000
6 7/8% Senior Notes due 2014
Purchase Agreement
May 17, 2006
BEAR, STEARNS & CO. INC.
J.P. MORGAN SECURITIES INC.
HOWARD WEIL INCORPORATED
JOHNSON RICE & COMPANY L.L.C.
PRITCHARD CAPITAL PARTNERS, LLC
RAYMOND JAMES & ASSOCIATES, INC.
SIMMONS & COMPANY INTERNATIONAL

SESI, L.L.C.
$300,000,000
6 7/8% Senior Notes
PURCHASE AGREEMENT
May 17, 2006
New York, New York
BEAR, STEARNS & CO. INC.
J.P. MORGAN SECURITIES INC.
HOWARD WEIL INCORPORATED
JOHNSON RICE & COMPANY L.L.C.
PRITCHARD CAPITAL PARTNERS, LLC
RAYMOND JAMES & ASSOCIATES, INC.
SIMMONS & COMPANY INTERNATIONAL
     c/o Bear, Stearns & Co. Inc.
     383 Madison Avenue
     New York, New York 10179
Ladies & Gentlemen:
SESI, L.L.C., a Delaware limited liability company (the “Company”), proposes to issue and sell to Bear, Stearns & Co. Inc.; J.P. Morgan Securities Inc.; Johnson Rice & Company L.L.C.; Pritchard Capital Partners, LLC; Raymond James & Associates, Inc.; Simmons & Company International and Howard Weil Incorporated (each an “Initial Purchaser” and together, the “Initial Purchasers”) $300,000,000 in aggregate principal amount of 6 7/8% Senior Notes due 2014 (the “Initial Notes”), subject to the terms and conditions set forth herein.
     1. The Transactions. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $300,000,000 in aggregate principal amount of the Initial Notes. The Initial Notes and the Exchange Notes (as defined below) are collectively referred to herein as the “Notes.” The Notes will (i) have the terms and provisions that are described in the Offering Memorandum (as defined below) under the heading “Description of Notes” and such other terms as are customary and (ii) be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).
     The Initial Purchasers and other holders of the Initial Notes (including the direct and indirect transferees of the Initial Notes) will be entitled to the benefits of the exchange and registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the Guarantors and the Initial Purchasers, substantially in the form attached hereto as Exhibit A, for so long as such Initial Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree, among other things, to (i) file (A) a registration statement (the “Registration Statement”) on the appropriate form with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Securities Act”), registering a new series of 6 7/8% Senior Notes due 2014

(the “Exchange Notes”) identical in all material respects to the Initial Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) to be offered in exchange for the Initial Notes (the “Exchange Offer”) and (B) under certain circumstances specified in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and (ii) use their commercially reasonable efforts to cause the Registration Statement and, if applicable, the Shelf Registration Statement to be declared effective and to consummate the Exchange Offer.
     The sale of the Initial Notes and the Guarantees (as defined below) to the Initial Purchasers (the “Offering”) will be made without registration under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.
     In connection with the sale of the Securities (as defined below), the Company has prepared a preliminary offering memorandum, dated May 12, 2006 (the “Preliminary Offering Memorandum”), a Preliminary Offering Supplement, dated May 16, 2006 (the “Supplement”), and a final offering memorandum, dated the date hereof (the “Offering Memorandum”), each setting forth information regarding the Company, Superior Energy Services, Inc., a Delaware corporation (“Parent”), and the Subsidiaries (as defined below), the Securities, the terms of the Offering and the transactions contemplated by the Offering Documents (as defined below), and any material developments relating to the Company and the Guarantors occurring after the date of the most recent financial statements included or incorporated by reference therein. The Preliminary Offering Memorandum, the Supplement and the Offering Memorandum incorporate by reference the following filings of Parent: (i) Annual Report on Form 10-K for the year ended December 31, 2005, (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, (iii) Definitive Proxy Statement dated April 19, 2006, (iv) Current Reports on Form 8-K filed with the Commission on February 1, 2006, March 1, 2006, May 5, 2006, May 9, 2006 and May 11, 2006 and (v) any future filings of Parent under Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Exchange Act”) until the Offering is completed (in each case, other than information in the documents that is deemed not to be filed with the Commission) (all such documents listed in clauses (i) through (v) are referred to herein as the “Incorporated Documents”). Any references herein to the Preliminary Offering Memorandum, the Supplement or the Offering Memorandum shall be deemed to include, in each case, all amendments and supplements thereto and the Incorporated Documents and any amendments thereto; provided, that Incorporated Documents shall be deemed to be modified or superseded for purposes of the Preliminary Offering Memorandum, the Supplement or the Offering Memorandum to the extent that a statement contained in the Preliminary Offering Memorandum, the Supplement or the Offering Memorandum or in any subsequently filed Incorporated Document modifies or replaces such statement. The Company hereby confirms that it has authorized the use of the Disclosure Package (as defined below) and the Offering Memorandum in connection with the offering and resale of the Initial Notes by the Initial Purchasers.
     The Company understands that the Initial Purchasers propose to make an offering of the Initial Notes (the “Exempt Resales”) only on the terms and in the manner set forth in the Offering Memorandum, as amended or supplemented, and Sections 4 and 5 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, solely (i) to persons in the United States whom the Initial Purchasers reasonably believe to be “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time (“Rule 144A”), in transactions under Rule 144A, and (ii) in transactions outside the United States to certain persons in reliance on Regulation S (“Regulation S”) under the Securities Act (each, a “Reg S Investor”). The QIBs and the Reg S Investors are collectively referred to herein as the “Eligible Purchasers.” The Initial Purchasers will offer the Initial Notes to such Eligible Purchasers initially at a price equal to

98.489% of the principal amount thereof. Such price may be changed by the Initial Purchasers at any time without notice.
     The payment of principal of, premium and additional interest, if any, and interest on the Initial Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior basis, jointly and severally by (i) Parent, (ii) each of Parent’s subsidiaries listed in Schedule I hereto (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), and (iii) any subsidiary of the Parent formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and respective successors and assigns of Parent and the subsidiaries of Parent referred to in (ii) and (iii) above (each of (i), (ii) and (iii), a “Guarantor” and collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.” This Agreement, the Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the “Offering Documents.” Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.
     2. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, represent and warrant to, and agree with, the Initial Purchasers that:
          (a) Any reference herein to the Preliminary Offering Memorandum, the Supplement, the Disclosure Package or the Offering Memorandum shall be deemed to refer to and include (i) all documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, the Supplement, the Disclosure Package or the Offering Memorandum, as the case may be and (ii) any Additional Issuer Information (as defined in Section 6(k) hereof) furnished by the Company prior to the completion of the distribution of the Initial Notes; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Supplement, the Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”
          (b) (i) The Preliminary Offering Memorandum as of its date does not, (ii) the Preliminary Offering Memorandum, as supplemented by the Supplement and the information and documents listed in Schedule II hereto (the “Pricing Supplement”) (the Preliminary Offering Memorandum, the Supplement and the Pricing Supplement taken together, the “Disclosure Package”), as of the Applicable Time (as defined below) does not, (iii) the Offering Memorandum as of its date does not, and as of the Closing Date will not and (iv) any supplement or amendment to any of the documents referenced in clauses (i) through (iii) above does not as of its respective date and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum, the Disclosure Package or the Offering Memorandum (or any supplement or amendment thereto, including the Supplement and the Pricing Supplement) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by the Initial Purchasers expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers consists of the information described as such in Section 11 hereof. For purposes of this Agreement, the “Applicable Time” is 11:00 a.m. New York City time on the date of this Agreement.
          (c) The Disclosure Package and the Offering Memorandum have been or will be prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales.

          (d) (i) The documents incorporated by reference in the Preliminary Offering Memorandum, the Supplement and the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents incorporated by reference in the Preliminary Offering Memorandum, the Supplement and the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and (iii) any further documents so filed and incorporated by reference in the Preliminary Offering Memorandum, the Supplement and the Offering Memorandum or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act.
          (e) Subsequent to the respective dates as of which information is given in the Disclosure Package and the Offering Memorandum, except as disclosed therein, Parent has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Parent or any of its subsidiaries from that set forth in the Disclosure Package and the Offering Memorandum, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, general affairs, management, financial condition, results of operations, stockholders’ equity or properties of Parent and the Subsidiaries, taken as a whole or (ii) the ability of the Company to consummate the Offering or any of the other transactions contemplated by the Offering Documents. Since the date of the latest balance sheet included or incorporated by reference in the Disclosure Package and the Offering Memorandum, neither Parent nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which is material to Parent and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Disclosure Package and the Offering Memorandum.
          (f) Parent and each Subsidiary (i) has been duly organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Disclosure Package and the Offering Memorandum, and to own, lease and operate its respective properties and (iii) is duly qualified and authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually or in the aggregate) could not reasonably be expected to have a material adverse effect on (A) the business, general affairs, management, financial condition, results of operations, stockholders’ equity or properties of Parent and the Subsidiaries, individually or taken as a whole, (B) the long-term debt or capital stock of Parent or any Subsidiary, (C) the issuance or marketability of the Notes or (D) the validity of this Agreement or any other Offering Document or the transactions described in the Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds” (any such effect being a “Material Adverse Effect”).
          (g) The subsidiaries listed on Exhibit B attached hereto are the only majority-owned subsidiaries of Parent (each a “Subsidiary” and collectively, the “Subsidiaries”). All of the issued shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by Parent, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any

“Lien”), except for Liens that would constitute “Permitted Liens” as defined in the Offering Memorandum under the caption “Description of Notes—Certain Definitions.”
          (h) Except as disclosed in the Disclosure Package and the Offering Memorandum, neither Parent nor any Subsidiary has outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, or instruments convertible into or exchangeable for, any capital stock or other equity interest in, Parent or the Subsidiaries (any “Relevant Security”). The authorized, issued and outstanding capital stock of Parent set forth under the caption “Capitalization” in the Disclosure Package and the Offering Memorandum is true and correct as of the dates specified therein. All of the issued and outstanding shares of capital stock of the Parent are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect, and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from Parent or any Subsidiary any Relevant Security.
          (i) When the Initial Notes and the Guarantees thereof are issued and delivered pursuant to this Agreement, no securities of Parent or any Subsidiary will be of the same class (within the meaning of Rule 144A) as the Initial Notes and the Guarantees thereof that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a United States automated interdealer quotation system.
          (j) The Company and each of the Guarantors has the required corporate or other power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Offering Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate or other power and authority, with respect to the Company, to issue, sell and deliver the Notes and , with respect to the Guarantors, to issue and deliver the related Guarantees as provided herein and therein.
          (k) The Initial Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to and paid for by the Initial Purchasers in accordance with the terms hereof and thereof, will be duly and validly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity), an implied covenant of good faith and fair dealing and reasonableness, standards of materiality, equitable defenses and limits as to availability of equitable remedies (clauses (i) and (ii) are referred to herein collectively as the “Enforceability Exceptions”). The Initial Notes will conform in all material respects to the descriptions thereof in the Disclosure Package and the Offering Memorandum. At the Closing Date, the Initial Notes will be in the form contemplated by the Indenture.
          (l) The Guarantees of the Initial Notes have been duly and validly authorized by each of the Guarantors for issuance to the Initial Purchasers pursuant to this Agreement and, when executed by the respective Guarantors in accordance with the provisions of the Indenture and when delivered to the Initial Purchasers in accordance with the terms hereof and thereof, and when the Initial Notes have been issued and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof and thereof, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Exceptions. The Guarantees of the Initial Notes will conform in all material respects to the descriptions thereof in the Disclosure Package and the Offering Memorandum.
          (m) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and executed by the Company and authenticated by the Trustee in accordance with the terms of the Exchange Offer and the Indenture, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Exceptions. Upon exchange of the Initial Notes in accordance with their terms and the terms of the Indenture, the Exchange Notes will be issued free of statutory and contractual preemptive rights, will be duly and validly issued and fully paid and non-assessable, will be issued in compliance with all applicable state, federal and foreign securities laws, will not be issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from Parent or any Subsidiary upon issuance or sale of the Initial Notes or the Exchange Notes. The Exchange Notes will conform in all material respects to the descriptions thereof in the Disclosure Package and the Offering Memorandum.
          (n) The Guarantees of the Exchange Notes have been duly and validly authorized by each of the Guarantors and, when executed by the respective Guarantors and when delivered in accordance with the provisions of the Indenture and when the Exchange Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Exceptions. The Guarantees of the Exchange Notes will conform in all material respects to the descriptions thereof in the Disclosure Package and the Offering Memorandum.
          (o) The Indenture has been duly and validly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions. The Indenture conforms in all material respects to the description thereof in the Disclosure Package and the Offering Memorandum. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.
          (p) The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding obligation of the Company and each Guarantor, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions. The Registration Rights Agreement conforms in all material respects to the description thereof in the Disclosure Package and the Offering Memorandum.
          (q) This Agreement has been duly and validly authorized, executed and delivered by the Company and each Guarantor.
          (r) Neither Parent nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any Lien upon, any property or assets of Parent or any Subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any Lien disclosed in the Disclosure Package and the Offering Memorandum.
          (s) None of (i) the execution, delivery and performance by the Company and each Guarantor of this Agreement and consummation of the transactions contemplated by the Offering Documents to which each of them, respectively, is a party, (ii) the issuance and sale of the Initial Notes, the issuance of the Exchange Notes, and the issuance of the Guarantees or (iii) the consummation by the Company of the transactions described in the Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds,” violates or will violate, conflicts with or will conflict with, requires or will require consent under, or results or will result in a breach of any of the terms and provisions of, or constitutes or will constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or results or will result in the creation or imposition of any Lien upon any property or assets of Parent or any Subsidiary, or an acceleration of any indebtedness of Parent or any Subsidiary pursuant to (A) any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Parent or any Subsidiary, (B) any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which Parent or any Subsidiary is a party or by which Parent or any Subsidiary or their respective properties, operations or assets is or may be bound or (C) any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (B) and (C) above) as could not reasonably be expected to have a Material Adverse Effect and except (in the case of clause (C) alone) for such Consents (as defined below) described in Section 2(u) below.
          (t) Each of the Parent and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Disclosure Package and the Offering Memorandum, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. Neither Parent nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to Parent or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Each of Parent and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.
          (u) No Consent is required for (i) the execution, delivery and performance by each of the Company and the Guarantors of this Agreement or consummation of the Offering, the Exchange Offer and the other transactions contemplated by the Offering Documents to which each of them, respectively, is a party or (ii) the issuance, sale and delivery of the Initial Notes (and the issuance of the Exchange Notes in connection with the Exchange Offer), and the issuance of the Guarantees, except such Consents as have been or will be obtained and made on or prior to the Closing Date (or, (i) in the case of the

Registration Rights Agreement, will be obtained and made under the Securities Act, the Trust Indenture Act, and state securities or blue sky laws and regulations and (ii) in the case of the Form D to be filed by the Company in connection with the Offering, will be timely obtained after the Closing Date) and that the Commission must declare the Registration Statement effective pursuant to the Registration Rights Agreement.
          (v) Except as disclosed in the Disclosure Package and the Offering Memorandum, there is (i) no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration pending, domestic or foreign, to which Parent or any Subsidiary is a party or of which the business, property, operations or assets of Parent or any Subsidiary is subject and (ii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which Parent or any Subsidiary is subject or to which the business, property, operations or assets of Parent or any Subsidiary is subject which, individually or in the aggregate, if determined adversely to Parent or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Parent’s or any Subsidiary’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving Parent or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.
          (w) [Intentionally omitted].
          (x) (i) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Disclosure Package or the Offering Memorandum or any amendment or supplement thereto, (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Initial Notes or the Guarantees in any jurisdiction contemplated in Section 6(e) hereof, (iii) every request of any securities authority or agency of any jurisdiction for additional information concerning the Offering has been complied with in all material respects and (iv) no order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that purpose has commenced or is pending or, to the Company’s knowledge, is contemplated.
          (y) There is (i) no significant unfair labor practice complaint pending against Parent or any Subsidiary nor, to the best of the Company’s and the Guarantors’ knowledge, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Parent or any Subsidiary or, to the best of the Company’s and the Guarantors’ knowledge, threatened against any of them, (ii) no significant strike, labor dispute, slowdown, or stoppage pending against Parent or any Subsidiary nor, to the best of the Company’s and the Guarantors’ knowledge, threatened against any of them, (iii) no labor disturbance by the employees of Parent or any Subsidiary or, to the best of the Company’s and the Guarantors’ knowledge, no such disturbance is imminent and (iv) no union representation question existing (to the best of Company’s and the Guarantors’ knowledge) with respect to the employees of Parent or any Subsidiary, in each case except as could not reasonably be expected to have a Material Adverse Effect. To the best of Company’s and the Guarantors’ knowledge, no collective bargaining organizing activities are taking place with respect to Parent or any Subsidiary that could reasonable be expected to have a Material Adverse Effect. Neither Parent nor any of its Subsidiaries has violated (i) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees or (ii) any applicable wage or hour laws, where such violations could reasonably be expected to have a Material Adverse Effect.

          (z) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which Parent or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which Parent or any Subsidiary would have any liability is in compliance in all material respects with its terms and applicable law, including (without limitation) ERISA and the Code, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect; neither Parent nor any Subsidiary has incurred nor expects to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan” or “multi-employer plan” (as defined in Section 3(37) of ERISA) where such liability could reasonably be expected to have a Material Adverse Effect; and each plan for which Parent or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, its related trust is exempt from taxation under Section 501(a) of the Code, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification where such loss of qualification could reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement, the other Offering Documents and the sale of the Securities to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Notice to Investors.”
          (aa) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by Parent or any Subsidiary (or, to Parent’s knowledge, any other entity for whose acts or omissions Parent or Subsidiary is or may be liable) upon any property now or previously owned, operated, used or leased by Parent or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission, contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which Parent or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither Parent nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against Parent or any Subsidiary. No property of Parent or any Subsidiary is subject to any Lien under any Environmental Law that materially adversely affects the use for which such property is used by the Parent or any Subsidiary.

          (bb) There is no alleged liability, or to the best of the Company’s and the Guarantors’ knowledge, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of Parent or any Subsidiary arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Substance (as defined below) at any location, whether or not owned by Parent or any Subsidiary, as the case may be or (ii) any violation or alleged violation of any Environmental Law, except for any such presence, release or violation as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (cc) Parent and each Subsidiary has and has complied with such permits, licenses, franchises and authorizations of governmental or regulatory authorities (“permits”), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its businesses, except where the failure to have, or non-compliance with, such permits could not reasonably be expected to have a Material Adverse Effect.
          (dd) Parent and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Disclosure Package and the Offering Memorandum. Parent and the Subsidiaries have (i) good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens, except for Permitted Liens and except such as are described in the Disclosure Package and the Offering Memorandum or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by Parent and the Subsidiaries, and (ii) peaceful and undisturbed possession of any real property and buildings held under lease or sublease by Parent and the Subsidiaries and such leased or subleased real property and buildings are held by them under valid, subsisting and enforceable leases and no default exists thereunder, (including, to the best of the Company’s and the Guarantors’ knowledge, defaults by the landlord) with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by Parent and the Subsidiaries except (in the case of clauses (i) and (ii) above where the failure to have such title or possession could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Parent and the Subsidiaries have (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and have made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each, an “Authorization”) necessary to engage in the business conducted by any of them in the manner described in the Disclosure Package and the Offering Memorandum and (B) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization except (in the case of clauses (A) and (B) above where the failure to have such Authorization could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such Authorizations are valid and in full force and effect and Parent and each Subsidiary are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto except where such invalidity or non-compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither Parent nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by Parent or any Subsidiary except where claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (ee) Parent and each Subsidiary (i) owns or possesses right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, the “Intellectual Property”) necessary for the conduct of their respective businesses as presently being conducted and as described in the Disclosure Package and the Offering Memorandum and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others (except for such right, or claimed right which could not reasonably be expected to have a Material Adverse Effect). There is no infringement by third parties of any such Intellectual Property that could reasonably be expected to have a Material Adverse Effect; there is no pending or, to the Company’s and the Guarantors’ knowledge, threatened action, suit, proceeding or claim by others challenging the rights in or to any such Intellectual Property of Parent or any Subsidiary, and the Company and the Guarantors are unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s and the Guarantors’ knowledge, threatened action, suit, proceeding or claim by others that Parent or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and the Guarantors are unaware of any other fact which would form a reasonable basis for any such claim, in each case except for such actions, suits, proceedings or claims that could not reasonably be expected to have a Material Adverse Effect.
          (ff) Parent and each Subsidiary has accurately prepared in all material respects and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision (to the extent required by U.S. GAAP) for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which Parent or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where the failure to file or pay could not reasonably be expected to have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of Parent or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened, that could reasonably be expected to have a Material Adverse Effect. The accruals and reserves on the books and records of Parent and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate (in accordance with U.S. GAAP) to meet any assessments and related liabilities for any such period and, since December 31, 2005, Parent and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of Parent or any Subsidiary, except for liens for taxes not yet due and payable or which could not reasonably be expected to have a Material Adverse Effect.
          (gg) [Intentionally omitted].
          (hh) Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP. Parent is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package and the Offering Memorandum, there has been no change in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting.

          (ii) Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to Parent and its subsidiaries is made known to Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.
          (jj) Parent and the Subsidiaries maintain insurance in such amounts and covering such risks as in Parent’s reasonable determination is adequate for the conduct of Parent’s and each Subsidiary’s businesses and the value of Parent’s and each Subsidiary’s properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except for wind storm coverage for offshore oil and gas assets and except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by Parent or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.
          (kk) [Intentionally omitted].
          (ll) [Intentionally omitted].
          (mm) Parent and each Subsidiary is not now and, after sale of the Securities as contemplated hereunder and application of the net proceeds of such sale as described in the Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds,” will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and is not and will not after the sale of the Initial Notes be an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
          (nn) No holder of any Relevant Security has any rights to require registration of any Relevant Security by reason of the execution by the Company or any of the Guarantors of this Agreement or any other Offering Document to which it is a party or the consummation by the Company or any of the Guarantors of the transactions contemplated hereby and thereby, or as part or on account of, or otherwise in connection with the Offering and any of the other transactions contemplated by the Offering Documents.
          (oo) None of Parent nor any Subsidiary, or any affiliate of the Parent (within the meaning of Rule 144 under the Securities Act) has (i) taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security of Parent or any of its Subsidiaries to facilitate the sale or resale of the Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of Parent or any of its Subsidiaries.
          (pp) None of Parent nor any Guarantor or any Subsidiary or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) or representatives directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer and sale of the Securities or in connection with Exempt Resales of the Securities, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the Initial Purchasers’ representations and warranties set forth in Section 3 hereof, neither (i) the offer and sale of the Initial Notes and the Guarantees to the Initial Purchasers in the manner contemplated by this Agreement, the Disclosure Package and the Offering Memorandum nor (ii) the Exempt Resales requires registration under the Securities Act and prior to the effectiveness of any Registration Statement, the Indenture does not require qualification under the Trust Indenture Act. No securities of the same class as the Notes have been issued and sold by Parent or any Subsidiary within the six-month period immediately prior to the date hereof.
          (qq) The historical and as adjusted financial information and statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Disclosure Package and the Offering Memorandum present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of Parent and its consolidated subsidiaries; except as otherwise stated in the Disclosure Package and the Offering Memorandum, said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Disclosure Package and the Offering Memorandum present fairly the information required to be stated therein. The other financial and statistical information included or incorporated by reference in the Disclosure Package and the Offering Memorandum derived from the historical and as adjusted financial information and statements, present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements, historical and as adjusted financial information and statements, that are included or incorporated by reference in the Disclosure Package and the Offering Memorandum and the books and records of the respective entities presented therein and, to the extent such information is a range, projection or estimate, is based on the good faith belief and estimates of the management of Parent and the Subsidiaries. The financial information included in the Incorporated Documents, including the information under Item 1 (“Business”), Item 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and Item 7A (“Quantitative and Qualitative Disclosures About Market Risk”) in Parent’s Annual Report on Form 10-K for the year ended December 31, 2005 (“2005 10-K”) has been derived from Parent’s consolidated financial statements included in the Incorporated Documents or from Parent’s accounting books and records generally.
          (rr) KPMG LLP, who has certified or will certify the financial statements and supporting schedules and information of Parent and its Subsidiaries included or to be included as part of the Disclosure Package and the Offering Memorandum, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.
          (ss) The information provided by Parent to DeGolyer and MacNaughton (“D&M”) in connection with D&M’s creation of the “Appraisal Report as of December 31, 2005 on Certain Properties owned by SPN Resources, LLC” (the “Report”) was prepared in good faith by or on behalf of the Parent and was complete and correct in all material respects on the date that such information was supplied; and nothing has come to the attention of the Company or Parent that causes either to believe that the factual information provided by Parent to D&M in connection with the Report was, as of the date of the Report, inaccurate in any material respect.
          (tt) The statistical, industry-related and market-related data included in the Disclosure Package and the Offering Memorandum are based on or derived from sources which the Company and each of the Guarantors reasonably and in good faith believe are reliable and accurate.
          (uu) Each of (i) the Preliminary Offering Memorandum as of its date, (ii) the Disclosure Package as of the Applicable Time, (iii) the Offering Memorandum as of its date and as of the Closing Date and (iv) each amendment or supplement to any of the documents referenced in (i), (ii) or (iii), in each case, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act.

          (vv) [Intentionally omitted].
          (ww) [Intentionally omitted].
          (xx) [Intentionally omitted].
          (yy) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Disclosure Package and the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.
          (zz) Neither the Company nor any Guarantor that qualifies as a “significant subsidiary” under Regulation S-X of the Exchange Act is, nor will any of them be, after giving effect to the execution, delivery and performance of the Offering Documents and the consummation of the transactions contemplated thereby, (i) left with unreasonably small capital with which to carry on their respective businesses as proposed to be conducted, (ii) unable to pay their debts (contingent or otherwise) as they mature or (iii) insolvent. The fair value and present fair saleable value of the assets of the Company and each Guarantor that qualifies as a “significant subsidiary” under Regulation S-X of the Exchange Act exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Company and each Guarantor that qualifies as a “significant subsidiary” under Regulation S-X of the Exchange Act do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Immediately after the consummation of the Offering, (i) the fair value and present fair saleable value of the assets of the Company and each Guarantor that qualifies as a “significant subsidiary” under Regulation S-X of the Exchange Act will exceed the sum of their stated liabilities and identified contingent liabilities as they become absolute and matured and (ii) the assets of the Company and each Guarantor that qualifies as a “significant subsidiary” under Regulation S-X of the Exchange Act will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company and such Guarantor, taking into account the projected capital requirements and capital availability.
          (aaa) Except pursuant to this Agreement, there are no contracts, agreements or understandings between or among Parent and the Subsidiaries, and any other person that would give rise to a valid claim against Parent or any Subsidiary or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Notes and the Guarantees.
          (bbb) Except as described in the Disclosure Package and the Offering Memorandum, none of the Parent or any of the Subsidiaries is in default under any of the Offering Documents or any of the contracts described in the Disclosure Package and the Offering Memorandum, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.
          (ccc) Parent is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. Parent’s common stock (the “Common Stock”) is registered pursuant to Section 12(b) of the Exchange Act and the outstanding shares of Common Stock are listed on the New York Stock Exchange, and Parent has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the

Exchange Act or de-listing the Common Stock from the New York Stock Exchange, nor has the Parent received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.
          (ddd) [Intentionally omitted].
          (eee) [Intentionally omitted].
          (fff) [Intentionally omitted].
          (ggg) Except as disclosed in the Disclosure Package and the Offering Memorandum, there are no outstanding guarantees or other contingent obligations of Parent or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.
          (hhh) [Intentionally omitted].
          (iii) Neither Parent nor any Subsidiary has distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any material in connection with the offering and sale of the Securities other than the Disclosure Package, the Offering Memorandum or other material, if any, not prohibited by the Securities Act and the Financial Services and Markets Act 2000 of the United Kingdom (“FSMA”) (or regulations promulgated under the Securities Act or the FMSA) and approved by the Initial Purchasers, such approval not to be unreasonably withheld or delayed.
          (jjj) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Initial Notes outside the United States and, in connection therewith, the Disclosure Package and the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).
          (kkk) [Intentionally omitted].
          (lll) Since the date of the filing of the Parent’s Annual Report on Form 10-K for the year ended December 31, 2005, Parent’s auditors and the audit committee of the board of directors of Parent have not been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect Parent’s ability to record, process, summarize and report financial data nor any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves senior management or other key employees who have a significant role in Parent’s internal controls.
          Any certificate signed by or on behalf of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.
          Each of the Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 10 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     3. Representations and Warranties of the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and the Guarantors and agrees that:
          (a) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.
          (b) Such Initial Purchaser is not acquiring the Initial Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.
          (c) No form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Initial Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
          (d) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, Eligible Purchasers. Such Initial Purchaser further (i) agrees that it will offer to sell the Initial Notes only to, and will solicit offers to buy the Initial Notes only from (A) persons that the Initial Purchaser reasonably believes are QIBs, and (B) Reg S Investors, (ii) acknowledges and agrees that, in the case of such QIBs and such Reg S Investors, that such Initial Notes will not have been registered under the Securities Act and may be resold, pledged or otherwise transferred only (A)(1) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB for which such person is acting as a fiduciary or agent, in a transaction meeting the requirements of Rule 144A, (2) in an offshore transaction (as defined in Rule 902 under the Securities Act) meeting the requirements of Rule 904 under the Securities Act, (3) in a transaction meeting the requirements of Rule 144, (4) to an “accredited investor” (as referred to in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Initial Notes (the form of which can be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Initial Notes of less than $250,000, an opinion of counsel acceptable to the Company and the Guarantors that such transfer is in compliance with the Securities Act or (5) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel, if the Company and the Guarantors so request), (B) to Parent or any Subsidiary or (C) pursuant to an effective registration statement under the Securities Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (iii) acknowledges that it will, and each subsequent holder will be required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (ii) above.
          (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf has not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Initial Notes or the Guarantees thereof.
          (f) The Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.
          (h) Such Initial Purchaser has not distributed nor, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Initial Notes, will distribute any material in connection with the offering and sale of the Initial Notes other than the Disclosure Package, the Offering Memorandum or other material, if any, not prohibited by the Securities Act and the FSMA (or regulations promulgated under the Securities Act or the FMSA) and approved by the Company, such approval not to be unreasonably withheld or delayed, it being understood that the Company hereby approves of the distribution by the Initial Purchasers of one or more Bloomberg screens containing pricing and other customary information with respect to the Notes; provided, that such information is consistent with the Disclosure Package and the Offering Memorandum.
          (i) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Initial Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Initial Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Initial Notes (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Initial Notes, except such advertisements as are permitted by and include the statements required by Regulation S.
          (j) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Initial Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:
          “The Initial Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Initial Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S.”
          The Initial Purchasers acknowledge that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 10 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.
     4. Purchase, Sale and Delivery.
          (a) On the basis of the representations, warranties, covenants and agreements contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Initial Notes set forth opposite the name of such Initial Purchaser on Exhibit C attached hereto. The purchase price for the Initial Notes will be $964.89 per $1,000 principal amount of Initial Notes.
          (b) On the Closing Date, the Company shall deliver to the Initial Purchasers, in such denomination or denominations and registered in such name or names as the Initial Purchasers requests upon notice to the Company at least 48 hours prior to the Closing Date, one or more Initial Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), having an aggregate amount corresponding to the aggregate principal amount of the Initial Notes sold pursuant to Exempt Resales to QIBs (the “Global Note”). Such delivery of and payment for the Initial Notes shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, NY 10022 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on May 22, 2006 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the “Closing Date.” The Global Note shall be made available to the Initial Purchasers for inspection not later than 5:00 p.m., New York City time, on the business day immediately preceding the Closing Date.
     5. Offering by Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Offering Memorandum as soon as practicable after this Agreement is entered into and as, in the judgment of the Initial Purchasers, is advisable.
     6. Agreements of the Company and the Guarantors. Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the Initial Purchasers that:
          (a) The Company and the Guarantors shall advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission or other regulatory authority of any stop order or order suspending the qualification or exemption from qualification of any Notes or the related Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Disclosure Package or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Disclosure Package or the Offering Memorandum in order to make the Disclosure Package or the Offering Memorandum not misleading in the light of the circumstances existing at the time it is delivered to an Eligible Purchaser. The Company and the Guarantors shall use their commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any Notes or the related Guarantees under any state securities or blue sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any Notes or the related Guarantees under any state securities or blue sky laws, the Company and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.
          (b) The Company and the Guarantors shall, without charge, provide to the Initial Purchasers and to counsel to the Initial Purchasers, and to those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, including all documents incorporated therein by reference, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any

amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.
          (c) Neither the Company nor any Guarantor will amend or supplement the Disclosure Package or the Offering Memorandum or any amendment or supplement thereto during such period as, in the opinion of counsel for the Initial Purchasers, the Disclosure Package or the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers for so long as any Initial Notes are outstanding unless the Initial Purchasers shall previously have been advised thereof and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given its consent. The Company and the Guarantors shall promptly, upon the request of the Initial Purchasers or counsel to the Initial Purchasers, make any amendment or supplement to the Disclosure Package or the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales or such market making activities.
          (d) If, during the period referred to in Section 6(c) above, any event shall occur as a result of which, it is necessary or advisable, in the opinion of counsel for the Initial Purchasers, to amend or supplement the Disclosure Package or the Offering Memorandum in order to make such Disclosure Package or Offering Memorandum not misleading in the light of the circumstances existing at the time it is delivered to an Eligible Purchaser, or if for any other reason it shall be necessary or advisable to amend or supplement the Disclosure Package or the Offering Memorandum to comply with applicable laws, rules or regulations, the Company and the Guarantors shall (subject to Section 6(c) hereof) forthwith amend or supplement such Disclosure Package or Offering Memorandum at its own expense so that, as so amended or supplemented, such Disclosure Package or Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading or so that such Disclosure Package or Offering Memorandum will comply with all applicable laws, rules or regulations.
          (e) The Company and the Guarantors shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Initial Notes and the Guarantees thereof for offering and sale under the securities or blue sky laws of such jurisdictions as the Initial Purchasers may designate and shall continue such qualifications in effect for as long as may be necessary to complete the Exempt Resales; provided, however, that in connection therewith neither the Company nor any Guarantor shall be required to qualify as a foreign entity where it is not now so qualified or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.
          (f) If this Agreement shall terminate or shall be terminated after execution because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection herewith.
          (g) The Company shall apply the net proceeds from the sale of the Initial Notes in the manner set forth under “Use of Proceeds” in the Disclosure Package and the Offering Memorandum.
          (h) The Company and the Guarantors shall not voluntarily claim, and shall actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (i) The Company and the Guarantors shall do and perform all things required or necessary to be done and performed under this Agreement prior to or after the Closing Date and to satisfy all conditions precedent to the delivery of the Initial Notes and the Guarantees thereof.
          (j) None of the Company, the Guarantors or any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) will sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that could be integrated with the sale of the Initial Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Initial Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Securities Act.
          (k) [Intentionally omitted].
          (l) [Intentionally omitted].
          (m) The Company and the Guarantors shall comply with all of the agreements set forth in the representation letters to DTC relating to the approval of the Notes by DTC for “book-entry” transfer.
          (n) The Company and the Guarantors shall (i) permit the Notes to be included for quotation on The PORTALSM Market and (ii) permit the Notes to be eligible for clearance and settlement through DTC.
          (o) [Intentionally omitted].
          (p) [Intentionally omitted].
          (q) The Company and the Guarantors shall not take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security of the Company or any Guarantor to facilitate the sale or resale of the Notes, or take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities and the Exchange Securities contemplated hereby. Except as permitted by the Securities Act, neither the Company nor any Guarantor will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum or (iii) other offering material in connection with the offering and sale of the Securities.
          (r) For so long as the Notes constitute “restricted” securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantors shall not, and shall not permit any Subsidiary to, (i) solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S with respect to the Initial Notes or the Guarantees thereof.
          (s) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, the Company and the Guarantors shall not, and shall not permit any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities or the Exchange Securities that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

          (t) Prior to the Closing Date, the Company and the Guarantors shall not, and shall not permit any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) to issue any press release or other communications, directly or indirectly, or hold any press conference with respect to the issuance of the Initial Notes, Parent or any Subsidiary, the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of Parent or any Subsidiary, without the prior consent of the Initial Purchasers, such consent not to be unreasonably withheld or delayed.
          (u) Without the prior consent of the Initial Purchasers, the Company and the Guarantors shall not, and shall not permit any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) to make any offer relating to the Initial Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act) as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”); any such Free Writing Offering Document the use of which has been consented to by the Initial Purchasers is listed on Schedule III hereto; if at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document would conflict with the information in the Preliminary Offering Memorandum or the Offering Memorandum or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Initial Purchasers and, if requested by the Initial Purchasers, will prepare and furnish without charge to the Initial Purchasers a Free Writing Offering Document or other document which will correct such conflict, statement or omission.
     7. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated (pursuant to Section 13 hereof or otherwise), the Company and the Guarantors hereby agree to pay all costs and expenses incident to the performance of their obligations hereunder, including the following: (i) the negotiation, preparation, printing, typing, filing, reproduction, execution and delivery of this Agreement and of the other Offering Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith and with the Exempt Resales; (ii) the preparation, printing or reproduction of each Preliminary Offering Memorandum, the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements to any of them; (iii) the issuance, transfer and delivery of the Initial Notes and the Guarantees endorsed thereon to the Initial Purchasers; (iv) the registration or qualification of the Notes and the related Guarantees for offer and sale under the securities or blue sky laws of the several states (including, without limitation, filing fees, the cost of printing and mailing a preliminary and final blue sky memorandum, and the reasonable fees and disbursements of counsel to the Initial Purchasers relating to such registration or qualification); (v) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Offering Memorandum, the Offering Memorandum and all amendments or supplements to any of them as may be requested for use in connection with the offering and sale of the Notes and the Exempt Resales; (vi) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes and Trustee’s fees; (vii) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel (including local and special counsel, if any) and accountants; (viii) the reproduction and delivery of this Agreement and the other Offering Documents, the preliminary and supplemental blue sky memoranda and all other agreements of documents reproduced and delivered in connection with the offering of the Notes; (ix) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Notes by DTC for “book-entry” transfer; (x) any fees charged by investment rating agencies for the rating of the Notes; (xi) the fees and expenses of the Trustee and its counsel; (xii) all expenses incurred in connection with the performance by the Company and the Guarantors of their other obligations under this Agreement and the other Offering Documents; (xiii) the transportation and other “roadshow” expenses incurred by or on behalf of the Company representatives in connection with presentations to and related communications with prospective purchasers of the Notes; and (xiv) all expenses and listing fees incurred in connection with the application for quotation of the Notes on The PORTALSM Market.
     8. Indemnification.
          (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Disclosure Package, any Free Writing Offering Document or the Offering Memorandum (in each case, including the documents incorporated by reference therein), or in any supplement thereto or amendment thereof or (B) in any other materials or information provided to investors by, or with the written approval of, the Company in connection with the Offering, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”) or (ii) the omission or alleged omission to state in the Disclosure Package, any Free Writing Offering Document or the Offering Memorandum (in each case, including the documents incorporated by reference therein), or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company and the Guarantors by or on behalf of the Initial Purchasers expressly for use therein. The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchasers consists solely of the material identified in Section 11 hereof. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have, including, but not limited to, under this Agreement.
          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company, the Guarantors and any controlling person, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, any Free Writing Offering Document or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company and the Guarantors by or on behalf of such Initial Purchaser expressly for use therein. The parties acknowledge and agree that such information provided by or on behalf of such Initial Purchaser consists solely of the material identified in Section 11 hereof. This indemnity will be in addition to any liability that such Initial Purchaser may otherwise have, including under this Agreement.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability that the indemnifying party may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action and its obligation to indemnify hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.
     9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or any Guarantor, any contribution received by the Company and the Guarantors from persons, other than the

Initial Purchasers, who may also be liable for contribution, including persons who control the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) as incurred to which the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the Offering or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of discounts and commissions but before deducting expenses) received by the Company and the Guarantors bear to (y) the discounts and commissions received by the Initial Purchasers. The relative fault of the Company and the Guarantors, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Guarantor or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Initial Notes purchased by the Initial Purchasers pursuant to this Agreement exceeds the amount of damages that the Initial Purchasers has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, (A)(1) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (2) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person shall have the same rights to contribution as the Initial Purchasers and (B)(1) each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (2) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The obligations of the Initial Purchasers to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Initial Notes to be purchased by each of the Initial Purchasers hereunder and not joint.

     10. Conditions of Initial Purchasers’ Obligations. The obligations of the Initial Purchasers to purchase and pay for the Initial Notes, as provided herein, are subject to the absence from any certificates, opinions, written statements or letters furnished to the Initial Purchasers pursuant to this Section 10 of any material misstatement or omissions and to the satisfaction of the following additional conditions unless waived in writing by the Initial Purchasers:
          (a) All of the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and each Guarantor shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied hereunder at or prior to the Closing Date.
          (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree.
          (c) No stop order suspending the qualification or exemption from qualification of the Initial Notes or the Guarantees thereof in any jurisdiction referred to in Section 6(e) hereof shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.
          (d) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Offering Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, statute, order, rule, regulation, decree or other administrative proceeding enacted, instituted, adopted, issued or threatened against the Company, the Guarantors, or against the Initial Purchasers relating to the issuance of the Securities or the Initial Purchasers’ activities in connection therewith or any other transactions contemplated by this Agreement or the Offering Memorandum, or the other Offering Documents. No action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best of the Company’s and the Guarantors’ knowledge, threatened against, Parent or any Subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Preliminary Offering Memorandum, any Free Writing Document, the Offering Memorandum, or any amendment or supplement thereto.
          (e) Since the respective dates as of which information is given in the Disclosure Package (exclusive of any amendment or supplement thereto) and the Offering Memorandum, (i) there shall not have occurred any change in or affecting the general affairs, management, business, financial condition, properties, prospects, results of operations, capital stock, or long-term debt, or a material increase in the short-term debt, of Parent or any of the Subsidiaries, not contemplated by the Disclosure Package and the Offering Memorandum that is, in the good faith judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale and delivery of the Securities on the terms and in the manner contemplated by the Offering Documents, (ii) no dividend or distribution of any kind shall have been declared, paid or made by Parent or any of the Subsidiaries on any class of its capital stock, other than as disclosed in the Disclosure Package and the Offering Memorandum, (iii) none of Parent nor any of the Subsidiaries shall have incurred any liability or obligation, direct or contingent, that is material, individually or in the aggregate, to Parent or the Subsidiaries, taken as a whole, and that is required to be disclosed on a balance sheet or notes thereto in accordance with U.S. GAAP and is not disclosed on the latest balance sheet or notes thereto included in the Disclosure Package and the Offering Memorandum and (iv) there shall not have occurred any event or development relating to or involving Parent or any of the Subsidiaries, or any of their respective officers or directors that makes any statement made in the Disclosure Package or the Offering Memorandum untrue or that, in the opinion of the Company, the Guarantors and their counsel or the Initial Purchasers and its counsel, require the making of any addition to or change in the Disclosure Package or the Offering Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.
          (f) At the Closing Date and after giving effect to the consummation of the transactions contemplated by the Offering Documents, there exists no Default or Event of Default (as defined in the Indenture).
          (g) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by the person signing this Agreement on behalf of the Company and each Guarantor, in form and substance reasonably satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c), (d) and (e) of this Section 10 and that, as of the Closing Date, the obligations of the Company and the Guarantor to be performed hereunder on or prior thereto have been duly performed.
          (h) The Initial Purchasers shall have received on the Closing Date:
     (i) an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and Latham & Watkins LLP, counsel for the Initial Purchasers, of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, LLP, counsel for the Company and the Guarantors, to the effect set forth in Exhibit D hereto.
     (ii) an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, relating to this Agreement and such other related matters as the Initial Purchasers may require.
          (i) KPMG LLP, the independent registered public accounting firm for the Company and the Guarantors, shall deliver to the Initial Purchasers three customary “comfort” letters addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers and Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to the financial statements and certain financial information of Parent and the Subsidiaries contained in the Preliminary Offering Memorandum and the Offering Memorandum and/or incorporated therein by reference as follows: (i) with respect to the Preliminary Offering Memorandum on the date of the Offering Memorandum, (ii) with respect to the Offering Memorandum on the date of the Offering Memorandum and (iii) with respect to the Offering Memorandum on the Closing Date.
          (j) D&M shall deliver to the Initial Purchasers and Latham & Watkins LLP, counsel to the Initial Purchasers, a letter addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers and Latham & Watkins LLP, counsel to the Initial Purchasers, certifying the accuracy of the Estimates contained in the Preliminary Offering Memorandum and Offering Memorandum and/or incorporated therein by reference as follows: (i) with respect to the Disclosure Package on the date of this Agreement and (iii) with respect to the Offering Memorandum on the Closing Date.
          (k) The Initial Purchasers and Latham & Watkins LLP, counsel to the Initial Purchasers, shall have been furnished with such information, certificates and documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.
          (l) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and the Initial Notes and the Guarantees thereof shall have been duly executed and delivered by the Company and the Guarantors, and the Initial Notes shall have been duly authenticated by the Trustee.
          (m) The Company, the Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof, and such agreement shall be in full force and effect.
          (n) On or after the date hereof (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall there have been any public announcement of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible downgrading, or with negative implications, or direction not determined of, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.
          (o) The Notes shall have been approved for trading on The PORTALSM Market.
          (p) Each of the Offering Documents and each other agreement or instrument executed in connection with the transactions contemplated thereby shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.
          (q) All proceedings taken in connection with the issuance of the Initial Notes and the transactions contemplated by this Agreement, the other Offering Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. The Initial Purchasers and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.
          (r) All opinions, certificates, letters, schedules, documents or instruments required by this Section 10 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel to the Initial Purchasers. The Company and the Guarantors shall furnish the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchasers shall reasonably request.

     11. Initial Purchasers’s Information. The Company and the Guarantors acknowledge that the statements with respect to the offering of the Initial Notes set forth in the fourth and eighth paragraphs and the fifth sentence of the seventh paragraph under the heading “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only written information relating to the Initial Purchasers furnished to the Company and the Guarantors by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum, the Disclosure Package and the Offering Memorandum, for purposes of Sections 2(a), 8(a) and 8(b) hereof.
     12. Survival of Representations and Agreements. The respective representations, warranties, covenants, agreements, indemnities and other statements of the Company and the Guarantors, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively pursuant to this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Company, the Guarantors, any of their respective officers of directors, the Initial Purchasers or any controlling person referred to in Sections 8 and 9 hereof and (ii) delivery of and payment for the Initial Notes to and by the Initial Purchasers, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Company, the Guarantors, the Initial Purchasers and the indemnified parties referred to in Section 8 hereof. The respective representations, agreements, covenants, indemnities and other statements set forth in Sections 7, 8, 9, 12 and 13 shall survive the termination of this Agreement, regardless of any termination or cancellation of this Agreement.
     13. Effective Date of Agreement; Termination.
          (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.
          (b) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 8 and 9 hereof) on the Initial Purchasers’ part to the Company or any Guarantor in the event that the Company or any Guarantors have failed, refused or been unable to perform or satisfy all conditions on their respective parts to be performed or satisfied hereunder on or prior to the Closing Date, any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 10 hereof is not fulfilled when and as required, or if:
     (i) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Disclosure Package in the financial condition, business, properties, assets, liabilities, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, other than as set forth in the Disclosure Package and the Offering Memorandum;
     (ii) any domestic or international event or act or occurrence has materially disrupted, or in the good faith judgment of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company’s or any Guarantor’s securities or for securities in general;
     (iii) trading in the common stock of Parent on the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the

Nasdaq National Market, or by order of the Commission or other regulatory body or governmental authority having jurisdiction;
     (iv) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred;
     (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States, or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the Initial Purchasers’ good faith judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Securities, on the terms and in the manner contemplated hereby and in the Disclosure Package and the Offering Memorandum; or
     (vi) any debt securities of the Company or any Guarantor shall have been downgraded or placed on any “watch list” for possible downgrading by any “nationally recognized statistical rating organization” as defined for purposes of Rule 436(g) under the Securities Act.
          (c) Any notice of termination pursuant to this Section 13 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.
          (d) If this Agreement shall be terminated pursuant to the provisions of Section 13(b)(ii)-(v), neither the Company nor the Guarantors shall have any liability to any Initial Purchaser except as provided in Section 8; but if this Agreement shall be terminated pursuant to any of the other provisions of this Agreement or the sale of the Initial Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of the Initial Purchasers’ counsel), incurred by the Initial Purchasers in connection herewith.
          (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Initial Notes that it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Initial Notes that such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of the Initial Notes to be purchased on such date by all Initial Purchasers, each non defaulting Initial Purchaser shall be obligated severally, in the proportion that the principal amount of the Initial Notes set forth opposite its name in Exhibit C bears to the aggregate principal amount of the Initial Notes that all the non defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear, Stearns & Co. Inc. may specify, to purchase the Initial Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Initial Notes that any Initial Purchaser has agreed to purchase pursuant to Section 4 hereof be increased pursuant to this Section 13 by an amount in excess of one ninth of such principal amount of the Initial Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Initial Notes and the aggregate principal amount of the Initial Notes with respect to which such default occurs is more than one tenth of the aggregate principal amount of the Initial Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Initial Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non defaulting Initial Purchaser and the Company, except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case that does not result in termination of this Agreement, either Bear, Stearns & Co. Inc. or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.
     14. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be hand-delivered, mailed by first-class mail, couriered by next-day air courier or faxed and confirmed in writing to the Initial Purchasers c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: High Yield Capital Markets, and with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, NY 10022, Attention: Marc D. Jaffe, Esq. If sent to the Company and the Guarantors, all communications hereunder shall be mailed, delivered, couriered or faxed and confirmed in writing to SESI, L.L.C., c/o Superior Energy Services, Inc., 1105 Peters Road, Harvey, LA 70058, Attention: Robert S. Taylor, and with a copy to Jones, Walker, Waechter, Poitevent, Carrère & Denègre, LLP, 201 St. Charles Avenue, 51st Floor, New Orleans, LA 70170, Attention: William B. Masters, Esq.
     15. Successors. This Agreement shall inure to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Guarantors and their respective successors, legal representatives and assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of, or by virtue of, this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 8 hereof shall also be for the benefit of the controlling persons and agents referred to in Sections 8 and 9 hereof and (ii) the indemnities of the Initial Purchasers contained in Section 8 hereof shall also be for the benefit of the directors of the Company and the Guarantors, and their respective officers, employees and agents and any controlling person or persons referred to in Sections 8 and 9 hereof. No purchaser of Initial Notes from the Initial Purchasers will be deemed a successor, legal representative or assign because of such purchase.
     16. No Waiver; Modifications in Writing. No failure or delay on the part of the Company, any Guarantor or the Initial Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, any Guarantor or the Initial Purchasers at law or in equity or otherwise. No waiver of or consent to any departure by the Company, any Guarantor or the Initial Purchasers from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth above. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, each Guarantor and the Initial Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, the Guarantors or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.

Except where notice is specifically required by this Agreement, no notice to or demand on the Company or any Guarantor in any case shall entitle the Company or any Guarantor to any other or further notice or demand in similar or other circumstances.
     17. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.
     18. Applicable Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. TIME IS OF THE ESSENCE IN THIS AGREEMENT.
     19. Contractual Relationship. The Company and the Guarantors hereby acknowledge and agree that (a) the purchase and sale of the Initial Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, (b) each Initial Purchaser is acting solely as a principal and not as the agent or fiduciary of the Company or the Guarantors with respect to the sale of the Initial Notes contemplated hereby, (c) each Initial Purchaser has not assumed an advisory or fiduciary responsibility in favor of the Company or the Guarantors with respect to the sale of the Initial Notes contemplated hereby (irrespective of whether the Initial Purchasers have advised or are currently advising the Company or the Guarantors on other matters) and (d) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deem appropriate. The Company and the Guarantors agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owes a fiduciary or similar duty, to the Company or the Guarantors in connection with the sale of the Initial Notes contemplated hereby or the process leading thereto. The Company and the Guarantors and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to the transactions contemplated by this Agreement or any matters leading up to such transactions, and that any opinions or views expressed by the Initial Purchasers to the Company or the Guarantors regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or the Guarantors.
     20. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.
     21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.
[Signature Pages Follow]

     If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

SESI, L.L.C.

By:	Superior Energy Services, Inc.,
its sole member

By:	/s/ Robert S. Taylor

Name:	Robert S. Taylor
Title:	Executive Vice President and Chief Financial Officer

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor

Name:	Robert S. Taylor
Title:	Executive Vice President and Chief Financial Officer

1105 PETERS ROAD, L.L.C.
BLOWOUT TOOLS, INC.
CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
CONNECTION TECHNOLOGY, L.L.C.
CSI TECHNOLOGIES, LLC
DRILLING LOGISTICS, L.L.C.
F. & F. WIRELINE SERVICE, L.L.C.
FASTORQ, L.L.C.
H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
J.R.B. CONSULTANTS, INC.
NON-MAGNETIC RENTAL TOOLS, L.L.C.
PROACTIVE COMPLIANCE, L.L.C.
PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.
SEGEN LLC
SELIM LLC
SEMO, L.L.C.
SEMSE, L.L.C.
SPN RESOURCES, LLC
STABIL DRILL SPECIALTIES, L.L.C.
SUB-SURFACE TOOLS, L.L.C.
SUPERIOR CANADA HOLDING, INC.
SUPERIOR ENERGY SERVICES, L.L.C.
SUPERIOR INSPECTION SERVICES, INC.
UNIVERSAL FISHING AND RENTAL TOOLS, INC.
WILD WELL CONTROL, INC.
WORKSTRINGS, LLC

By:	/s/ Robert S. Taylor

Name:	Robert S. Taylor
Title:	Authorized Representative

SE FINANCE LP

By: SEGEN, LLC as general partner

By:	/s/ Robert S. Taylor

Name:	Robert S. Taylor
Title:	Authorized Representative

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.

By:	/s/ Dominick Petrosino

Name:	Dominick Petrosino
Title:	Senior Managing Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Adam Bernard

Name:	Adam Bernard
Title:	Vice President

HOWARD WEIL INCORPORATED

By:	/s/ Blake G. Scanlon, Jr.

Name:	Blake G. Scanlon, Jr.
Title:	Syndicate Manager

JOHNSON RICE & COMPANY L.L.C.

By:	/s/ Gregory L. Miner

Name:	Gregory L. Miner
Title:	Partner

PRITCHARD CAPITAL PARTNERS, LLC

By:	/s/ Thomas W. Pritchard

Name:	Thomas W. Pritchard
Title:	Managing Director

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Mark Huhndorff

Name:	Mark Huhndorff
Title:	Senior Vice President

SIMMONS & COMPANY INTERNATIONAL

By:	/s/ Fred W. Charlton

Name:	Fred W. Charlton
Title:	Managing Director

Schedules and Exhibits have been intentionally omitted, and will be made available to the Securities and Exchange Commission upon request.